Dreyfus Premier

      High Yield

      Securities Fund

      SEMIANNUAL REPORT April 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            15   Statement of Financial Futures

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            20   Financial Highlights

                            25   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                     High Yield Securities Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier High Yield Securities Fund, covering the six-month period from November 1, 2001 through April 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and director of the Dreyfus Taxable Fixed Income Team that manages the fund.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, some segments of the bond market have given back a portion of the gains achieved during the Federal Reserve Board's aggressive campaign of interest-rate reductions. The economic outlook may have become less uncertain, but the short-term movements of the bond market remain impossible to predict.

Indeed, as many professionals can attest, the bond market's direction becomes clearer only when viewed from a perspective measured in full economic cycles. Although you may become excited about the opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and our experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

May 15, 2002




DISCUSSION OF FUND PERFORMANCE

Gerald Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Premier High Yield Securities Fund perform relative to its benchmark?

For the six-month period ended April 30, 2002, the fund achieved a total return of 8.21% for Class A shares, 7.88% for Class B shares, 7.77% for Class C shares and 7.92% for Class T shares. The fund' s Class A, B, C and T shares also produced aggregate income dividends of $0.3500, $0.3290, $0.3310 and $0.3340, respectively.(1) In comparison, the Merrill Lynch High Yield Master II Index, the fund's benchmark, achieved a total return of 6.15% for the same period.(2)

During the reporting period, the high yield bond market rallied off the lows established after the September 11 terrorist attacks pushed the U.S. economy into recession. We are pleased that the fund's performance appears to have turned the corner and that our efforts to restructure the fund's investment portfolio produced higher returns than the benchmark during the reporting period.

What is the fund's investment approach?

The fund seeks to maximize total return, consisting of capital appreciation and current income. To do so, we invest in high yield fixed-income securities, including convertibles, preferred stocks and warrants and other sectors of the
fixed-income    marketplace.

Our approach to selecting individual issues is based on intensive credit analysis -- our projection of each issuer' s ability to repay its debt. We attempt to add balance to our portfolio by purchasing the securities of more established companies, which generally tend to operate in more stable markets with relatively predictable consumer demand.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The fund' s investment process involves a "top-down" approach to security selection. We look at a variety of factors when assessing a potential investment, including the state of the industry or sector, the company's
financial    strength    and    the    company'   s    management.

What other factors influenced the fund's performance?

When the reporting period began, the high yield bond market had been adversely influenced by the September 11 terrorist attacks, which intensified an already weak economy and created a further slowdown in the credit markets. Soon thereafter, high yield bond prices began to improve slowly as investors increasingly looked forward to an economic recovery. In March 2002, the Federal Reserve Board (the "Fed" ) suggested that a recovery was finally underway and that the risks of further economic deterioration had eased. In this more upbeat environment, investors began to realize that high yield bonds issued by fundamentally sound companies were available at attractively low prices. As investors returned to the market, prices of many high yield bonds rose. As a result, the fund's performance improved markedly.

Throughout the reporting period, we continued our efforts to upgrade the fund's overall credit quality, which improved to an average rating of single-B. In doing so, we focused primarily on the debt of companies with at least a three-year operating history and positive cash flows. We also improved the fund' s level of diversification by establishing new positions in other areas of the fixed-income markets, such as investment-grade corporate bonds, U.S. Treasury securities and mortgage-backed securities.

What is the fund's current strategy?

We have recently emphasized high yield bonds issued by industrial companies that produce or process natural resources, including oil and mining companies, steel manufacturers, lumber companies and paper makers. In our view, natural resources producers will enjoy substantially improved pricing power as the economy gains strength. In addi tion, we have increased the fund's holdings of broadcast media companies, which potentially will benefit from higher advertising revenues. The fund's exposure to telecommunications companies, which were hard-hit in the recent downturn, was about equal to that sector's representation in its benchmark.

Although we are pleased that the fund's performance has recently taken a turn for the better, we believe that there is still plenty of room for improvement. In the meantime, we would like to thank you for your patience and participation as we continue to restructure the fund's investment portfolio.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2002 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                              Principal
--------------------------------------------------------------------------------

BONDS AND NOTES--69.3%                                                                          Amount(a)              Value ($)
--------------------------------------------------------------------------------

AIRCRAFT AND AEROSPACE--1.6%

AM General,

   Sr. Notes, Ser. B, 12.875%, 2002                                                             445,000                  445,000

Aircraft Lease Portfolio Securitisation 96-1,

  Pass-Through Trust, Ctfs.,

   Cl. D, 12.75%, 2006                                                                          859,787                  146,164

BE Aerospace,

   Sr. Sub. Notes, Ser. B, 8.875%, 2011                                                         384,000                  366,720

Stellex Industries,

   Sr. Sub. Notes, Ser. B, 9.5%, 2007                                                         2,000,000  (b)              20,000

                                                                                                                         977,884

AUTOMOTIVE--3.0%

Advanced Accessory Systems/Capital,

   Sr. Sub. Notes, Ser. B, 9.75%, 2007                                                          700,000                  682,500

Airxcel,

   Sr. Sub. Notes, Ser. B, 11%, 2007                                                            300,000                  246,000

Collins & Aikman Products,

   Sr. Notes, 10.75%, 2011                                                                      850,000  (c)             892,500

                                                                                                                       1,821,000

BUILDING MATERIALS--1.3%

American Builders & Contractors,

   Sr. Sub. Notes, Ser. B, 10.625%, 2007                                                        264,000                  276,210

Atrium Cos.,

   Sr. Sub. Notes, Ser. B, 10.5%, 2009                                                          175,000                  178,500

Owens Corning,

   Bonds, 7.5%, 2018                                                                            800,000  (b)             334,000

                                                                                                                         788,710

CABLE AND MEDIA--11.2%

Acme Intermediate Holdings/Finance,

   Sr. Secured Discount Notes, Ser. B, 0/12%, 2005                                            1,200,000  (d)           1,062,000

Adelphia Communications:

   Sr. Notes, Ser. B, 9.5%, 2004                                                                500,000                  455,000

   Sr. Notes, 10.875%, 2010                                                                   2,200,000                1,914,000

CD Radio,

   Sr. Secured Notes, 14.5%, 2009                                                             1,000,000                  507,500

Charter Communications Holdings/Capital:

   Sr. Discount Notes, 0/9.92%, 2011                                                            250,000  (d)             175,000

   Sr. Discount Notes, 0/11.75%, 2011                                                           388,000  (d)             223,100

   Sr. Discount Notes, 0/13.5%, 2011                                                            260,000  (d)             163,800

   Sr. Notes, 10%, 2011                                                                         800,000  (c)             748,000

   Sr. Notes, 10%, 2011                                                                         752,000                  703,120

   Sr. Notes, 10.75%, 2009                                                                      200,000                  198,000


                                                                                              Principal
--------------------------------------------------------------------------------

BONDS AND NOTES (CONTINUED)                                                                   Amount(a)                 Value ($)
--------------------------------------------------------------------------------

CABLE AND MEDIA (CONTINUED)

EchoStar DBS,

   Sr. Notes, 9.125%, 2009                                                                      170,000  (c)             175,950

Granite Broadcasting,

   Sr. Sub. Notes, 8.875%, 2008                                                                 200,000                  182,000

NTL,

   Deb., 11.2%, 2007                                                                            350,000                  329,000

UIH Australia/Pacific:

   Sr. Discount Notes, Ser. B, 14%, 2006                                                      1,380,000  (b)              63,825

   Sr. Discount Notes, Ser. D, 14%, 2006                                                        670,000  (b)              30,988

                                                                                                                       6,931,283

CHEMICALS--.5%

Huntsman ICI Chemicals:

   Sr. Sub. Notes, 9.5%, 2007                                                                   400,000  (b,c)           122,000

   Sr. Sub. Notes, 10.125%, 2009                                                                200,000                  180,750

                                                                                                                         302,750

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--3.0%

Structured Asset Securities, REMIC,

   Ser. 1996-CFL, Cl. H, 7.75%, 2028                                                          1,750,000  (c)           1,875,657

CONSUMER--.6%

Sleepmaster,

   Sr. Sub. Notes, Ser. B, 11%, 2009                                                          1,779,000  (b)             400,275

DIVERSIFIED CAPITAL GOODS--1.5%

Elgin National Industries,

   Sr. Notes, Ser. B, 11%, 2007                                                                 661,000                  565,155

Key Components/Finance,

   Sr. Notes, 10.5%, 2008                                                                       335,000                  332,487

                                                                                                                         897,642

ENERGY EXPLORATION AND PRODUCTION--1.0%

Belden & Blake,

   Sr. Sub. Notes, Ser. B, 9.875%, 2007                                                         688,000                  619,200

FINANCIAL--.9%

Finova Group,

   Notes, 7.5%, 2009                                                                            150,000                   54,000

Qwest Capital Funding,

   Gtd. Notes, 7.9%, 2010                                                                       700,000                  515,353

                                                                                                                         569,353

FOOD AND TOBACCO--1.2%

Land O' Lakes,

   Sr. Notes, 8.75%, 2011                                                                       100,000  (c)              94,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                             Principal
--------------------------------------------------------------------------------

BONDS AND NOTES (CONTINUED)                                                                     Amount(a)                 Value ($)
--------------------------------------------------------------------------------

FOOD AND TOBACCO (CONTINUED)

North Atlantic Trading,

   Sr. Notes, Ser. B, 11%, 2004                                                                 624,000                  627,120

RAB Enterprises,

   Gtd. Sr. Notes, 10.5%, 2005                                                                  100,000                   50,000

                                                                                                                         771,120

FOREIGN/GOVERNMENTAL--.1%

Republic of Columbia:

   Notes, Ser. 7, 9.75%, 2008                                                               GBP  40,000                   50,049

   Notes, Ser. 15A, 11.375%, 2008                                                           EUR  47,000                   42,186

                                                                                                                          92,235

HOTELS--.9%

Resorts International Hotel and Casino,

   First Mortgage, 11.5%, 2009                                                                  550,000  (c)             537,625

INSURANCE--.4%

Conseco,

   Notes, 8.75%, 2006                                                                           400,000  (c)             248,000

LEASING--2.1%

National Equipment Services:

   Sr. Sub. Notes, Ser. B, 10%, 2004                                                            201,000                  184,920

   Sr. Sub. Notes, Ser. D, 10%, 2004                                                            630,000                  579,600

Resource America,

   Sr. Notes, 12%, 2004                                                                         588,000                  543,900

                                                                                                                       1,308,420

LEISURE--1.8%

Six Flags,

   Sr. Notes, 8.875%, 2010                                                                       70,000  (c)              71,400

True Temper Sports,

   Sr. Sub. Notes, Ser. B, 10.875%, 2008                                                      1,000,000                1,063,750

                                                                                                                       1,135,150

MACHINERY--1.3%

Case,

   Notes, Ser. B, 6.25%, 2003                                                                 1,000,000                  769,584

METAL AND MINING--3.4%

Hexcel,

   Sr. Sub. Notes, 9.75%, 2009                                                                  547,000                  451,275

Owens-Brockway Glass Container,

   Sr. Secured Notes, 8.875%, 2009                                                              500,000  (c)             518,750

United States Steel,

   Gtd. Notes, 10.75%, 2008                                                                     500,000  (c)             518,750


                                                                                              Principal
--------------------------------------------------------------------------------

BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
--------------------------------------------------------------------------------

METAL AND MINING (CONTINUED)

Wolverine Tube,

   Gtd. Sr. Notes, 10.5%, 2009                                                                  600,000  (c)             606,000

                                                                                                                       2,094,775

OFFICE EQUIPMENT--.6%

IOS Capital,

   Notes, 9.75%, 2004                                                                           398,000                  401,617

PAPER PRODUCTS--.5%

Appleton Papers,

   Sr. Sub. Notes, 12.5%, 2008                                                                  280,000  (c)             281,400

PUBLISHING--.3%

Von Hoffmann,

   Sr. Notes, 10.25%, 2009                                                                      200,000  (c)             210,000

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--6.7%

Chase Mortgage Finance,

   Ser. 1994-E, Cl. B6, 6.25%, 2010                                                             231,314  (c)             154,210

GE Capital Mortgage Services, REMIC:

   Ser. 1993-13, Cl. B5, 6%, 2008                                                               247,079  (c)             171,720

   Ser. 1994-15, Cl. B5, 6%, 2009                                                               408,027  (c)             276,778

   Ser. 1996-12, Cl. B5, 7.25%, 2011                                                            272,104  (c)             164,396

MORSERV,

   Ser. 1996-1, Cl. B5, 7%, 2011                                                                319,159  (c)             224,475

Norwest Asset Securities:

   Ser. 1996-8, Cl. B4, 7.5%, 2026                                                              103,724  (c)             101,295

   Ser. 1997-11, Cl. B4, 7%, 2027                                                               236,717  (c)             224,396

   Ser. 1997-15, Cl. B4, 6.75%, 2012                                                            334,558  (c)             314,586

   Ser. 1999-24, CI. B6, 7%, 2029                                                               976,130  (c)             396,960

Prudential Home Mortgage Securites, REMIC,

   Ser. 1996-7, Cl. B5, 6.75%, 2011                                                             588,256  (c)             351,973

Residential Accredit Loans, REMIC:

   Ser. 1997-QS6, Cl. B2, 7.5%, 2012                                                            125,012  (c)             116,560

   Ser. 1997-QS6, Cl. B3, 7.5%, 2012                                                            225,200  (c)             127,801

Residential Funding Mortgage Securities I, REMIC:

   Ser. 1997-S15, Cl. B2, 7%, 2027                                                              745,803  (c)             645,202

   Ser. 1999-S13, CI. B2, 6.5%, 2029                                                            706,161                  515,747

   Ser. 2001-S13, CI. B3, 6.5%, 2016                                                            345,883                  111,547

Structured Asset Securities, REMIC:

   Ser. Greenpoint 1996-A, Cl. B5, 8.464%, 2027                                                 229,346  (c,e)           190,787

   Ser. Greenpoint 1996-A, Cl. B6, 8.464%, 2027                                                 184,286  (c,e)            66,727

                                                                                                                       4,155,160

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
--------------------------------------------------------------------------------

BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
--------------------------------------------------------------------------------

RESTAURANTS--1.0%

LNR Property,

   Sr. Sub. Notes, Ser. B, 9.375%, 2008                                                         576,000                  584,640

STRUCTURED INDEX--.9%

Passive High Yield Return Securities Trusts 2001,

   Ctfs., 9.24%, 2011                                                                           563,000  (c,f)           527,651

TELECOMMUNICATIONS--1.7%

Avaya,

   Sr. Secured Notes, 11.125%, 2009                                                             150,000                  143,250

DTI Holdings,

   Sr. Discount Notes, Ser. B, 0/12.5%, 2008                                                  2,375,000  (d,g)            11,875

Telewest Communications:

   Sr. Deb., 11%, 2007                                                                        1,100,000                  599,500

   Sr. Discount Notes, 0/9.25%, 2009                                                            790,000  (d)             317,975

                                                                                                                       1,072,600

TEXTILES--2.3%.

Levi Straus & Co.,

   Sr. Notes, 11.625%, 2008                                                                     824,000                  881,680

Russell,

   Sr. Notes, 9.25%, 2010                                                                       500,000  (c)             517,500

                                                                                                                       1,399,180

TRANSPORTATION--.2%

Stena AB,

   Sr. Notes, 10.5%, 2005                                                                       100,000                  103,000

U.S. GOVERNMENTS--3.6%

U.S. Treasury Notes,

   4.875%, 2/15/2012                                                                            502,000                  493,762

U.S. Treasury Inflation Protection Securities,

   3.625%, 1/15/2008                                                                          1,486,000  (h,i)         1,707,749

                                                                                                                       2,201,511

U.S. GOVERNMENT AGENCIES MORTGAGE-BACKED--.1%

Federal Home Loan Mortgage Corp.,

  REMIC, Gtd. Multiclass Participation Ctfs.

  (Interest Only Obligation):

      Ser. 2288, Cl. IO, 6.5%, 1/15/2027                                                        456,343  (j)              68,451

      Ser. 2405, Cl. IA, 6.5%, 12/15/2011                                                       188,232  (j)              11,412

                                                                                                                          79,863



                                                                                              Principal
--------------------------------------------------------------------------------

BONDS AND NOTES (CONTINUED)                                                                     Amount(a)               Value ($)
--------------------------------------------------------------------------------

UTILITIES--3.9%

AES,

   Sr. Notes, 8.875%, 2011                                                                      525,000                  427,875

Calpine:

   Sr. Notes, 7.75%, 2009                                                                       350,000                  296,201

   Sr. Notes, 8.5%, 2011                                                                      1,000,000                  856,494

Calpine Canada Energy Finance,

   Gtd. Sr. Notes, 8.5%, 2008                                                                   500,000                  428,070

Mission Energy Holding,

   Sr. Secured Notes, 13.5%, 2008                                                               385,000                  424,463

                                                                                                                       2,433,103

WIRELESS COMMUNICATIONS--11.7%

Alamosa Holdings:

   Sr. Discount Notes, 0/12.875%, 2010                                                          420,000  (d)             203,700

   Sr. Notes, 13.625%, 2011                                                                     425,000  (c)             371,875

American Tower,

   Sr. Notes, 9.375%, 2009                                                                      500,000                  357,500

Crown Castle International,

   Sr. Notes, 9.375%, 2011                                                                      480,000                  412,800

Horizon PCS,

   Sr. Notes, 13.75%, 2011                                                                      350,000  (c)             257,250

MGC Communications,

   Sr. Secured Notes, Ser. B, 13%, 2004                                                       4,000,000                1,620,000

Metromedia Fiber Network:

   Sr. Notes, 10%, 2009                                                                       1,087,000  (g)              86,960

   Sr. Notes, Ser. B, 10%, 2008                                                               1,030,000  (g)              82,400

Nextel Communications:

   Conv. Sub. Deb., 5.25%, 2010                                                                 955,000                  514,506

   Sr. Notes, 9.375%, 2009                                                                    1,623,000                1,140,158

Nextel Partners,

   Sr. Notes, 12.5%, 2009                                                                       500,000  (c)             342,500

Northeast Optic Network,

   Sr. Notes, 12.75%, 2008                                                                      283,000  (b)              37,497

SBA Communications,

   Sr. Notes, 10.25%, 2009                                                                      600,000                  435,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
--------------------------------------------------------------------------------

BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                  Value ($)
--------------------------------------------------------------------------------

WIRELESS COMMUNICATIONS (CONTINUED)

Spectrasite Holdings:

   Conv. Sub. Deb., 6.75%, 2010                                                                 100,000                   35,875

   Sr. Discount Notes, 0/11.25%, 2009                                                           555,000  (d)             188,700

   Sr. Discount Notes,
      Ser. B, 0/12.875%, 2010                                                                   895,000  (d)             268,500

TeleCorp PCS,

   Sr. Sub. Notes, 10.625%, 2010                                                                482,000                  551,890

Tritel PCS,

   Sr. Sub. Notes, Ser. B, 10.375%, 2011                                                        207,000                  230,805

U.S. Unwired,

   Sr. Sub. Discount Notes,
   Ser. B, 0/13.375%, 2009                                                                      145,000  (d)              97,150

WAM ! NET,

   Sr. Discount Notes, 0/13.25%, 2005                                                         1,750,000  (c,g)               350

                                                                                                                       7,235,416

TOTAL BONDS AND NOTES

   (cost $50,738,189)                                                                                                 42,825,804
------------------------------------------------------------------------------------------------------------------------------------

OTHER SECURITIES--1.3%
--------------------------------------------------------------------------------

BANKING:

Fuji JGB,

  Non-Cumulative Preferred Securities,

   Ser. A, 9.87%, 6/30/2008                                                                     800,000  (c,k,l)         661,618

IBJ Preferred Capital,

  Non-Cumulative Preferred Securities,

   Ser. A, 8.79%, 6/30/2008                                                                     200,000  (c,k,l)         156,728

TOTAL OTHER SECURITIES

   (cost $892,037)                                                                                                       818,346
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--15.8%                                                                          Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BROADCASTING--4.0%

Granite Broadcasting,                                                                             1,831                  915,500

  Cum., $127.50

Paxson Communications:

   Cum., $1,325                                                                                     102                  887,400

   Cum. Conv., $975                                                                                  78  (c)             694,242

                                                                                                                       2,497,142


PREFERRED STOCKS (CONTINUED)                                                                     Shares                Value ($)
--------------------------------------------------------------------------------

CONSTRUCTION--4.9%

FWT,

   Ser. A, Cum., $.10                                                                         1,132,786                  481,434

Kaiser Group Holdings,

   Cum., $3.85                                                                                   79,194                2,514,410

                                                                                                                       2,995,844

OIL AND GAS--.5%

EXCO Resources,

   Cum. Conv., $1.05                                                                             15,068                  271,224

TELECOMMUNICATION/CARRIERS--1.7%

Adelphia Business Solutions,

   Ser. B, Cum., $128.75                                                                          1,661                      823

CSC Holdings,

   Ser. H, Cum. $117.50                                                                          11,125                1,054,094

McLeodUSA,

   Cum. Conv., $.4375                                                                             1,630                    8,639

                                                                                                                       1,063,556

UTILITIES--2.1%

TNP Enterprises,

   Ser. D, Cum., $145                                                                             1,296                1,308,960

WIRELESS COMMUNICATIONS--2.6%

Crown Castle International,

   Cum., $127.50                                                                                  3,006                1,623,240

TOTAL PREFERRED STOCKS

   (cost $12,746,883)                                                                                                  9,759,966
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--.0%
--------------------------------------------------------------------------------

CONSTRUCTION--.0%

FWT, Cl. A                                                                                       93,333  (g)                 933

Kaiser Group Holdings (rights)                                                                   79,194  (g,m,n)               0

                                                                                                                             933

FINANCIAL--.0%

Ono Finance (warrants)                                                                            1,000  (c,g)               125

TELECOMMUNICATION/CARRIERS--.0%

McLeodUSA (warrants)                                                                              3,612  (g)               1,264

TOTAL COMMON STOCKS

   (cost $20,473)                                                                                                          2,322

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--9.0%                                                                  Amount(a)                Value ($)
--------------------------------------------------------------------------------

COMMERCIAL PAPER--3.7%

Merrill Lynch,

   1.88%, 5/1/2002                                                                            2,300,000                2,300,000

U.S. TREASURY BILLS--5.3%

   1.62%, 6/6/2002                                                                            1,000,000                  998,290

   1.685%, 7/18/2002                                                                          2,305,000                2,296,495

                                                                                                                       3,294,785

TOTAL SHORT-TERM INVESTMENTS

   (cost $5,594,835)                                                                                                   5,594,785
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $69,992,417)                                                              95.4%               59,001,223

CASH AND RECEIVABLES (NET)                                                                         4.6%                2,835,154

NET ASSETS                                                                                       100.0%               61,836,377

(A) PRINCIPAL AMOUNT STATED IN U.S. DOLLARS UNLESS OTHERWISE NOTED.

    EUR--EUROS

    GBP--BRITISH POUND

(B) NON-INCOME PRODUCING--SECURITY IN DEFAULT.

C SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT APRIL 30, 2002, THESE SECURITIES
AMOUNTED TO $13,957,737 OR 22.6% OF NET ASSETS.

(D)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
BECOMES EFFECTIVE UNTIL MATURITY.

(E)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(F)  SECURITY LINKED TO A PORTFOLIO OF HIGH YIELD DEBT SECURITIES..

(G)  NON-INCOME PRODUCING SECURITY.

(H)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
CHANGES IN THE CONSUMER PRICE INDEX.

(I)  PARTIALLY HELD BY A BROKER AS COLLATERAL FOR OPEN FINANCIAL FUTURES
POSITIONS.

(J)  NOTIONAL FACE AMOUNT SHOWN.

(K)THE  STATED INTEREST RATE IS IN EFFECT UNTIL A SPECIFIED DATE AT WHICH TIME
THE    INTEREST    RATE    BECOMES    SUBJECT    TO    PERIODIC    CHANGE.

(L)  DATE SHOWN REPRESENTS EARLIEST DATE THE ISSUER MAY REDEEM THE SECURITY.

(M)  THE RIGHTS ALLOW THE HOLDER TO PUT PREFERRED STOCK BACK TO THE COMPANY
UNDER CERTAIN CONDITIONS.

(N)  THE VALUE OF THIS SECURITY HAS BEEN DETERMINED IN GOOD FAITH UNDER THE
DIRECTION OF THE BOARD OF TRUSTEES.



                                             Acquisition             Purchase
Issuer                                              Date            Price ($)               Net Assets (%)          Valuation ($)
--------------------------------------------------------------------------------------------------------------------------

Kaiser Group Holdings (rights)                 6/26/2001                .00                     .00                      .00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

April 30, 2002 (Unaudited)

                                                               Market Value                                      Unrealized

                                                                 Covered by                                    Appreciation

                                        Contracts             Contracts ($)                  Expiration        at 4/30/2002 ($)
--------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Australian Dollar                               6                  321,840                   June 2002           11,640

Euro Currency                                  23                2,584,625                   June 2002           77,625

                                                                                                                 89,265

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  69,992,417  59,001,223

Cash                                                                     87,331

Receivable for investment securities sold                             3,465,530

Dividends and interest receivable                                     1,275,539

Receivable for shares of Beneficial Interest subscribed                 184,094

Paydowns receivable                                                       2,233

Prepaid expenses and other assets                                        22,133

                                                                     64,038,083
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            64,348

Payable for investment securities purchased                           2,010,894

Payable for shares of Beneficial Interest redeemed                       75,521

Payable for futures variation margin--Note 4                              8,183

Accrued expenses                                                         42,760

                                                                      2,201,706
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       61,836,377
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     161,570,134

Accumulated undistributed investment income--net                        293,084

Accumulated net realized gain (loss) on investments

  and foreign currency transactions                                (89,124,939)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions
  (including $89,265 net unrealized appreciation on financial futures)
                                                                   (10,901,902)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       61,836,377

NET ASSET VALUE PER SHARE

                                                             Class A              Class B              Class C              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                            50,836,677             7,566,079            3,314,854             118,767

Shares Outstanding                                         8,642,047             1,293,865              570,178               20,189
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                   5.88                 5.85                 5.81                 5.88

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             3,015,250

Cash dividends                                                         575,626

TOTAL INCOME                                                         3,590,876

EXPENSES:

Management fee--Note 3(a)                                              185,692

Shareholder servicing costs--Note 3(c)                                 112,730

Distribution fees--Note 3(b)                                            31,508

Registration fees                                                       29,128

Professional fees                                                       15,920

Custodian fees--Note 3(c)                                               13,923

Prospectus and shareholders' reports                                     8,762

Miscellaneous                                                            4,049

TOTAL EXPENSES                                                         401,712

INVESTMENT INCOME--NET                                               3,189,164
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments
  and foreign currency transactions                                (4,989,173)

Net realized gain (loss) on financial futures                         (20,281)

NET REALIZED GAIN (LOSS)                                           (5,009,454)

Net unrealized appreciation (depreciation) on investments

  and foreign currency transactions (including $4,384

  net unrealized appreciation on financial futures)                  6,334,499

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,325,045

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,514,209

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                           April 30, 2002           Year Ended

                                              (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,189,164           9,433,683

Net realized gain (loss) on investments       (5,009,454)         (57,579,484)

Net unrealized appreciation
   (depreciation) on investments               6,334,499           28,672,267

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   4,514,209          (19,473,534)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (2,882,744)          (8,736,067)

Class B shares                                  (343,757)            (679,053)

Class C shares                                  (140,150)            (199,561)

Class T shares                                   (10,530)             (25,964)

TOTAL DIVIDENDS                               (3,377,181)          (9,640,645)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 12,824,390          14,576,069

Class B shares                                  3,466,134           6,114,222

Class C shares                                  1,993,955           2,012,333

Class T shares                                     66,239             153,489

Dividends reinvested:

Class A shares                                  1,889,159           5,220,629

Class B shares                                    119,236             232,933

Class C shares                                     39,715              52,512

Class T shares                                      5,615              12,520

Cost of shares redeemed:

Class A shares                               (13,823,930)         (27,012,045)

Class B shares                                (1,334,071)          (3,714,241)

Class C shares                                  (370,437)            (456,742)

Class T shares                                  (133,225)             (42,873)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            4,742,780           (2,851,194)

TOTAL INCREASE (DECREASE) IN NET ASSETS        5,879,808          (31,965,373)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            55,956,569           87,921,942

END OF PERIOD                                  61,836,377           55,956,569

Undistributed investment income--net              293,084              692,586


                                         Six Months Ended

                                           April 30, 2002           Year Ended

                                              (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                     2,184,303            2,135,256

Shares issued for dividends reinvested            329,088              797,036

Shares redeemed                                (2,351,024)          (3,915,827)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     162,367             (983,535)
--------------------------------------------------------------------------------

CLASS B

Shares sold                                       594,942              855,854

Shares issued for dividends reinvested             20,905               36,481

Shares redeemed                                  (227,845)            (531,442)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     388,002              360,893
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       343,179              277,286

Shares issued for dividends reinvested              7,003                8,311

Shares redeemed                                   (63,858)             (69,277)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     286,324              216,320
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        11,340               20,704

Shares issued for dividends reinvested                978                1,980

Shares redeemed                                   (22,608)              (6,583)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (10,290)               16,101

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                         Six Months Ended

                                           April 30, 2002                               Year Ended October 31,
                                                                    ---------------------------------------------------------------

CLASS A SHARES                              (Unaudited)(a)          2001          2000          1999          1998          1997
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                5.77          8.72         11.52         11.06          14.76         13.83

Investment Operations:

Investment income--net                                 .33(b)        .99          1.50          1.55           1.55          1.58

Net realized and unrealized
   gain (loss) on investments                          .13         (2.93)        (2.69)          .48          (3.69)         1.05

Total from Investment Operations                       .46         (1.94)        (1.19)         2.03          (2.14)         2.63

Distributions:

Dividends from investment
   income--net                                        (.35)        (1.01)        (1.61)        (1.58)         (1.57)        (1.56)

Dividends from net realized
   gain on investments                                  --            --            --            --           (.02)         (.23)

Total Distributions                                  (.35)        (1.01)        (1.61)         (1.58)         (1.59)        (1.79)

Redemption fees added
   to paid-in capital                                   --           --           .00(b,c)       .01(b)         .03(b)        .09(b)

Net asset value, end of period                       5.88          5.77          8.72          11.52          11.06         14.76
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                 8.21(d,e)    (23.12)(d)    (12.19)(d)         19.61         (16.28)        21.13



                                         Six Months Ended

CLASS A                                    April 30, 2002                               Year Ended October 31,
                                                                    ----------------------------------------------------------------

  SHARES (CONTINUED)                        (Unaudited)(a)          2001          2000           1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                           1.31(f)          1.25          1.08           1.08          1.06           .71

Ratio of interest expense
   to average net assets                                --           .11           .13            .14           .15           .34

Ratio of net investment income

   to average net assets                          11.25(f)         13.95         13.48          13.50         10.87         11.72

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                              --            --           --             --             --           .43

Portfolio Turnover Rate                          185.76(e)        192.44         21.89          41.72        117.34        252.50
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      50,837        48,959        82,488        142,253       130,224       120,818

(A)  AS REQUIRED, EFFECTIVE NOVEMBER 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC
BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF
THESE CHANGES FOR THE PERIOD ENDED APRIL 30, 2002 WAS TO INCREASE NET INVESTMENT
INCOME PER SHARE BY $.01, DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS PER SHARE BY $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS FROM 11.14% TO 11.25%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL
DATA FOR PERIODS PRIOR TO NOVEMBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT
THESE CHANGES IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.

(F)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                        Six Months Ended

                                                                          April 30, 2002                Year Ended October 31,
                                                                                                        ----------------------

CLASS B SHARES                                                             (Unaudited)(a)               2001          2000(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                 5.74              8.67           11.94

Investment Operations:

Investment income--net                                                                .30(c)           1.00            1.12

Net realized and unrealized gain
   (loss) on investments                                                              .14             (2.99)          (3.19)

Total from Investment Operations                                                      .44             (1.99)          (2.07)

Distributions:

Dividends from investment income--net                                                (.33)             (.94)          (1.20)

Net asset value, end of period                                                       5.85              5.74            8.67
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                                                  7.88(e)         (23.72)         (27.96)(f)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                                    1.90(f)           1.95            1.86(f)

Ratio of interest expense to average net assets                                        --               .13             .32(f)

Ratio of net investment income

   to average net assets                                                            10.64(f)          13.58           11.79(f)

Portfolio Turnover Rate                                                            185.76(e)         192.44           21.89
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                               7,566             5,200           4,724

(A)  AS REQUIRED, EFFECTIVE NOVEMBER 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC
BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF
THESE CHANGES FOR THE PERIOD ENDED APRIL 30, 2002 WAS TO INCREASE NET INVESTMENT
INCOME PER SHARE BY $.01, DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS PER SHARE BY $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS FROM 10.52% TO 10.64%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL
DATA FOR PERIODS PRIOR TO NOVEMBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT
THESE CHANGES IN PRESENTATION.

(B)  FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.

(F)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                      Six Months Ended

                                                                        April 30, 2002                 Year Ended October 31,
                                                                                                       ----------------------

CLASS C SHARES                                                             (Unaudited)(a)               2001          2000(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                 5.71               8.66          11.94

Investment Operations:

Investment income--net                                                                .29(c)            1.11            .98

Net realized and unrealized gain
   (loss) on investments                                                              .14              (3.10)         (3.07)

Total from Investment Operations                                                      .43              (1.99)         (2.09)

Distributions:

Dividends from investment income--net                                                (.33)              (.96)         (1.19)

Net asset value, end of period                                                       5.81               5.71           8.66
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                                                  7.77(e)          (23.83)        (28.16)(f)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                                    2.03(f)            1.92           1.93(f)

Ratio of interest expense to average net assets                                        --                .15            .28(f)

Ratio of net investment income

   to average net assets                                                            10.70(f)           13.46          11.79(f)

Portfolio Turnover Rate                                                            185.76(e)          192.44          21.89
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                               3,315              1,622            585

(A)  AS REQUIRED, EFFECTIVE NOVEMBER 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC
BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF
THESE CHANGES FOR THE PERIOD ENDED APRIL 30, 2002 WAS TO INCREASE NET INVESTMENT
INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS FROM 10.58% TO 10.70%. PER SHARE DATA AND
RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO NOVEMBER 1, 2001 HAVE NOT BEEN
RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.

(F)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         Six Months Ended

                                                                           April 30, 2002                  Year Ended October 31,
                                                                                                        --------------------------

CLASS T SHARES                                                                 (Unaudited)(a)               2001            2000(b)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                 5.77                   8.70           11.94

Investment Operations:

Investment income--net                                                                .33(c)                1.05            1.20

Net realized and unrealized gain (loss)
   on investments                                                                     .11                  (2.98)          (3.23)

Total from Investment Operations                                                      .44                  (1.93)          (2.03)

Distributions:

Dividends from investment income--net                                                (.33)                 (1.00)          (1.21)

Net asset value, end of period                                                       5.88                   5.77            8.70
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                                                  7.92(e)              (23.06)         (27.38)(f)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                                    2.23(f)                1.30            1.33(f)

Ratio of interest expense to average net assets                                        --                    .13             .22(f)

Ratio of net investment income

   to average net assets                                                            10.33(f)               14.84           12.25(f)

Portfolio Turnover Rate                                                            185.76(e)              192.44           21.89
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 119                    176             125

(A)  AS REQUIRED, EFFECTIVE NOVEMBER 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC
BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF
THESE CHANGES FOR THE PERIOD ENDED APRIL 30, 2002 WAS TO INCREASE NET INVESTMENT
INCOME PER SHARE BY $.01, DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS PER SHARE BY $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS FROM 10.22% TO 10.33%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL
DATA FOR PERIODS PRIOR TO NOVEMBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT
THESE CHANGES IN PRESENTATION.

(B)  FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.

(F)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier High Yield Securities Fund (the "fund" ) is a separate diversified series of Dreyfus Premier Fixed Income Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series including the fund. The fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation ("the Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis. The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, financial futures and options) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and asked prices. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books
and    the    U.S.    dollar    equivalent    of    the

amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: It is the policy of the fund to declare and pay dividends quarterly from investment income-net. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $83,983,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, $7,297,000 of the carryover expires in fiscal 2006, $4,229,000 expires in fiscal 2007, $15,006,000 expires in fiscal 2008 and $57,451,000 expires in fiscal 2009.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a separate $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2002, the fund did not
borrow    under    either    line    of    credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $49,309 during the period ended April 30, 2002 from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2002, Class B, Class C and Class T shares were charged $22,600, $8,681 and $227, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities
dealer,    financial

institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2002, Class A, Class B, Class C and Class T shares was charged $60,766, $7,533, $2,894 and $227, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2002, the fund was charged $10,017 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2002, the fund was charged $13,923 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 2002, amounted to $101,958,858 and $101,650,098, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the under-

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

lying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2002, are set forth in the Statement of Financial Futures.

At  April  30,  2002, accumulated net unrealized depreciation on investments was
$10,991,194,   consisting   of  $4,219,449  gross  unrealized  appreciation  and
$15,210,643 gross unrealized depreciation.

At April 30, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Change in Accounting Principle:

As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing discount or premium on fixed income securities on a scientific basis. In addition, the Guide now requires paydown gains and losses to be included in interest income. Prior to November 1, 2001, the fund did not amortize premium on fixed income securities and amortized discount on a straight line basis and included paydown gains and losses in net realized gains (losses) on investments. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $211,485 decrease in accumulated undistributed investment income-net and a corresponding $211,485 increase in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on October 31, 2001.


The effect of these changes for the year ended April 30, 2002 was to increase net investment income by $33,226, decrease net unrealized appreciation (depreciation) by $398 and decrease net realized gains (losses) by $32,828. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

NOTE 6--Subsequent Event:

On May 1, 2002, the Board of Trustees approved, subject to approval by the shareholders of the fund, an Agreement and Plan of Reorganization providing for the transfer of all of the assets and liabilities of the fund in a tax free exchange of shares of Dreyfus Premier Limited Term High Income Fund at net asset value.

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus Premier High Yield Securities Fund

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9263

                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  043SA0402